SENIOR HIGH
INCOME
PORTFOLIO, INC.




FUND LOGO



Annual Report

February 28, 1998



This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.








Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER

For the year ended February 28, 1998, the Portfolio's total investment return was +11.95%, based on a change in per share net asset value from $9.22 to $9.37 and assuming reinvestment of $0.913 per share income dividends. During the same 12-month period, the net annualized yield of the Portfolio's Common Stock was 9.82%. Since inception (April 30, 1993) through February 28, 1998, the total investment return on the Portfolio's Common Stock was +57.42%, based on a change in per share net asset value from $9.50 to $9.37, and assuming reinvestment of $4.296 per share income dividends. At the end of the February period, the Portfolio was 26.1% leveraged, having borrowed $181.2 million of its $245.0 million line of credit at an average borrowing rate of 5.94%. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)


Portfolio Strategy
Although the high-yield market has been very strong since the beginning of 1998, we have continued to increase the weighting of bank loans in the Portfolio, since floating rate bank loans are more attractive than high-yield bonds from a risk/reward standpoint. As long-term US interest rates moved lower, those leveraged senior secured floating rate bank loans that are set at a spread above the London Interbank Offered Rate (LIBOR) are getting priced in the new-issue market at yields that are often equivalent to the unsecured subordinated bonds of the same issuer. In the absence of a significant change in the current interest rate environment, we intend at the present time to maintain a minimum 40% weighting in floating rate loans.

As of February 28, 1998, more than 98% of the Portfolio's investments in corporate loans were accruing interest at a yield spread above LIBOR, the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR has tracked very closely with other short-term rates in the United States, particularly the Federal Funds rate. Since the average reset on the Portfolio's floating rate investments is 42 days, the yield on the bank loan portion of the Portfolio is likely to move up within a one-month--two-month period after any rate increase. At February 28, 1998, floating rate securities made up 48% of the market value of the Portfolio's investments, with an additional 52% invested in fixed-rate high-yield bonds. Approximately $63.8 million remained available under the leverage facility. The leveraged loan market continued to be strong, particularly during the last half of the fiscal year. Demand for bank loans was robust, as banks and other institutional investors competed for the fees and high spreads available in this sector. This demand continued the trend in growing liquidity and the run up in prices for leveraged bank loans that we have seen since the beginning of 1998. Leveraged loan new-issue volume increased 44% last year to $194.0 billion. (Leveraged loans are those at a spread of at least 1.5% over LIBOR.) This is the highest total of the 1990s. At the same time, secondary trading volume of leveraged loans reached $62.0 billion in 1997, the highest level on record.

With almost uninterrupted inflows of investor assets, yield spreads in the high-yield bond market remained at historically narrow levels throughout most of 1997. The high-yield bond market benefited from strong demand, a good economy, a record-breaking US stock market and low default rates. High-yield bonds generated a third consecutive year of positive double-digit returns. With a total return of +12.83% for 1997, the unmanaged Merrill Lynch High Yield Master Index was up from +11.06% in 1996. This improvement reflected the boost from declining interest rates as the ten-year Treasury fell from 6.42% to 5.75% during the year. This was partially offset by the slight widening of the Index's spread over Treasury securities from 296 basis points to 312 basis points during the year.


Senior High Income Portfolio, Inc.
February 28, 1998


New high-yield bond issuance broke all previous records in 1997. The dollar volume of $118.7 billion was up 64%, breaking the previous record of $72.3 billion set in 1993. From an industry standpoint, telecommunications grew to over 12% of the market in 1997. Companies such as Sprint PCS and Iridium were issuers in the high-yield market to fund their huge capital needs for the build out of their systems for the next generation of wireless telephony. By year-end, cable television and telecommunications accounted for over 25% of the outstanding bonds in the high-yield universe. This is reflected in the fact that these two sectors now make up a sizable portion of the Portfolio.

Overall, fundamentals for both the bank loan and high-yield bond market remain positive as favorable quarterly earnings and more rating upgrades than downgrades continued into the first calendar quarter of this year. Defaults, although expected to increase this year, are at historically low levels. Our focus will continue to be to invest in those companies that are generating improved earnings trends or whose securities we believe are undervalued. The industry focus has been on those companies that have leading market shares, strong managements and improving cash flows. The best-performing industry sectors included cable television, publishing, and radio and television broadcasting. These industries not only had more stable cash flows than many of their cyclical counterparts, but also benefited from the substantial mergers and acquisition activity in these sectors. A number of cyclical sectors underperformed the market at large. Paper and metals and mining were such industry groups. Concerns over the longer-term effects of the Asian currency crisis on these industries had an adverse effect on performance. In certain cyclical names, we have been more willing to trade out of the unsecured bond and into the senior secured bank debt in order to limit the Portfolio's downside volatility. Other underperforming sectors included diversified financial services and the grocery segment. Both segments were hurt by both disappointing earnings reports and the announcements of debt restructuring for specific companies in the respective industries. The Portfolio reduced its holdings in each of these sectors during the last six months.

At February 28, 1998, the Portfolio was virtually fully invested. The Portfolio's average stated maturity was 6.9 years but, based upon past experience, the Portfolio can be expected to have a real average life of approximately 2 years--3 years as a result of the shorter average life of bank loans which are freely prepayable without call protection. At February 28, 1998, the Portfolio's floating rate investments were spread across 56 borrowers in 26 industries. Fixed-rate investments were spread across 149 borrowers in 43 industries. The largest industry concentrations were: telephone communications (10.5% of total assets); health services (8.4%); metals and mining (7.9%); paper (7.1%); and automotive equipment (5.3%).

Stronger companies are taking advantage of attractive public debt and equity markets to improve their balance sheets and reduce debt. With a low ten-year Treasury and strong investor demand in the bank loan and high-yield bond markets, the first quarter of 1998 appears to be on the same rapid pace of new issuance as non-investment grade investors rush to market to refinance with lower-cost debt and refinance existing facilities.

Over the coming months, we expect high-yield bond and leveraged bank loan pricing to be firm. With the Federal Reserve Board adopting a neutral position for the near term, fixed-income investors are positive on the bond and loan markets. Flows into the high-yield bond and loan markets are and should remain steady. Although we expect the forward calendar to continue to be strong, we remain cautious in light of the full valuations seen today. We will continue to be opportunistic in our high-yield bond purchases, selling overvalued bonds and sectors and buying undervalued ones. In the meantime, we will maintain a defensive position in secured floating rate bank debt, buying new issues in the high-yield market and buying into the secondary market when undervalued investments are available.

Senior High Income Portfolio, Inc.
February 28, 1998


In Conclusion
We appreciate your ongoing investment in Senior High Income
Portfolio, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(R. Douglas Henderson)
R. Douglas Henderson
Senior Vice President and Portfolio Manager



April 8, 1998





Senior High Income Portfolio, Inc.
February 28, 1998


THE BENEFITS AND RISKS OF LEVERAGING

Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.


PORTFOLIO INFORMATION


AS OF FEBRUARY 28, 1998


Quality Ratings                   Percent of
S&P/Moody's                      Market Value

BB/Ba                               33%
B/B                                  45
CCC/Caa                               1
Not Rated                            21



                                  Percent of
Five Largest Industries          Total Assets

Telephone Communications             10.5%
Health Services                       8.4
Metals & Mining                       7.9
Paper                                 7.1
Automotive Equipment                  5.3

Senior High Income Portfolio, Inc.
February 28, 1998


PORTFOLIO INFORMATION (concluded)

                                                                                                                 Percent of
Ten Largest Holdings as of February 28, 1998                                                                   Total Assets*
Federal Mogul          Federal Mogul is a world leader in the design, manufacturing, marketing and distribution        2.2%
Corp.                  of a broad line of gaskets for the auto industry's original equipment manufacturers.
                       Additionally, Federal Mogul is a leading supplier of heavy-duty diesel engine parts, high performance drive-line components, and specialty lubricants, sealants, adhesives and other products.

Jefferson Smurfit      Jefferson Smurfit Company/Container Corp. of America is one of the nation's largest             1.8
Company/Container      producers of paperboard and packaging products and is the largest producer of recycled
Corp. of America       packaging products.

Riverwood              Riverwood International is a leading provider of paperboard and paperboard packaging            1.7
International,         solutions, either directly or through independent converters, to multinational beverage
Inc.                   and consumer products companies. The company also manufactures and sells linerboard, corrugating medium and kraft paper through its containerboard business segment.

Omnipoint              Omnipoint is a leader in commercializing personal communications services (PCS). The            1.7
Communications         company intends to provide wireless communications services in areas covering
Corp.                  approximately 40.3 million people, of which 97.1% are located in a contiguous area in the
                       Northwest region of the United States. Omnipoint will be the fifth-largest PCS licensee in the United States.

Collins & Aikman       Collins & Aikman is a major supplier of textile and plastic interior trim products and          1.6
Corp.                  convertible top systems to the North American automotive industry, with leading positions in five of its seven major automotive products lines. The company is also a leading manufacturer of decorative fabrics, consisting of upholstery fabrics such as flat-woven jacquards.

Sprint Spectrum/       Sprint Spectrum is a development stage enterprise formed for the purpose of establishing        1.5
Lucent Technologies    a nationwide personal communications service wireless telecommunications network.

National               National Gypsum is a fully integrated manufacturer and supplier of gypsum wallboard and         1.4
Gypsum                 related products for the building and construction industry. The company also serves the residential, commercial, repair/remodeling and manufactured housing sectors of the building and construction industries.

Specialty Foods        Specialty Foods is a leading producer, marketer, and distributor of retail bread, cookies       1.4
Inc.                   and other baked goods in the Midwestern and Western United States. In addition, the company's H&M Foods Systems Company, Inc. subsidiary manufactures and distributes specialty meats and meat-based prepared foods nationally to restaurants and food manufacturers.

Stone Container        Stone Container is a major international pulp and paper company engaged principally in          1.3
Corp.                  the productions and sale of paper, packaging, and market pulp.

Foamex L.P.            Foamex is the largest manufacturer and marketer of flexible polyurethane and advanced           1.0
                       polymer foam products in North America. The company is the largest North American producer of foam used for carpet cushion, automotive applications and specialty and technical products and is a leading North American producer of cushioning foams.

                      *Holdings may represent an unfunded loan commitment.


Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Advertising--      B      B2    $  2,000,000    Adams Outdoor Advertising L.P.,
0.7%                                               10.75% due 3/15/2006                  $    2,000,000   $    2,220,000
                   B      Ba2      1,000,000    Outdoor Systems, Inc., 8.875%
                                                   due 6/15/2007                                992,202        1,048,750
                                                                                         --------------   --------------
                                                                                              2,992,202        3,268,750

Aerospace--        NR*    Ba3      2,940,000    K & F Industries, Term B, due 10/15/2005      2,958,375        2,962,050
1.4%               NR*    NR*      4,168,507    Whittaker Corp., Revolving Credit, due
                                                   4/09/2001                                  4,168,507        4,152,875
                                                                                         --------------   --------------
                                                                                              7,126,882        7,114,925

Agricultural       B+     B1       3,000,000    Chiquita Brands International Inc.,
Products--1.3%                                     10.25% due 11/01/2006                      2,983,923        3,285,000
                   BB-    Ba3      1,137,000    Fresh Del Monte Produce N.V., 10%
                                                   due 5/01/2003                              1,151,213        1,188,165
                   B      B2       2,000,000    Sun World International, 11.25%
                                                   due 4/15/2004                              2,000,000        2,185,000
                                                                                         --------------   --------------
                                                                                              6,135,136        6,658,165

Aircraft &         BB     Ba2      2,000,000    Airplanes Pass Through Trust,
Parts--1.3%                                        10.875% due 3/15/2019 (d)                  2,000,000        2,236,620
                   B-     B3       1,500,000    Argo-Tech Corp., 8.625% due 10/01/2007        1,500,000        1,533,750
                   B+     B3       2,500,000    Derlan Manufacturing, 10% due 1/15/2007       2,476,425        2,587,500
                                                                                         --------------   --------------
                                                                                              5,976,425        6,357,870

Amusement &        B      B2         500,000    AMC Entertainment Inc., 9.50% due
Recreational                                       3/15/2009                                    497,464          522,500
Services--2.1%                                  AMF Group, Inc.:
                   NR*    Ba3        879,335       Revolving Credit, due 3/31/2002              879,335         878,785
                   NR*    Ba3      2,450,000       Term Loan C, due 3/31/2002                 2,444,250        2,448,469
                   B-     B3       2,000,000    Hollywood Entertainment Corp.,
                                                   10.625% due 8/15/2004                      2,000,000        2,035,000
                   B-     B3       1,000,000    Hollywood Theater, Inc., 10.625%
                                                   due 8/01/2007 (b)                          1,000,000        1,080,000
                                                Metro Goldwyn Mayer Co.:
                   NR*    NR*      1,305,000       Revolving Credit, due 9/30/2003            1,305,000        1,287,056
                   NR*    NR*      2,000,000       Term A, due 12/31/2005                     1,990,333        1,972,500
                                                                                         --------------   --------------
                                                                                             10,116,382       10,224,310

Apparel--0.3%      B-     B3       1,500,000    Gear For Sports, 9.625% due 3/01/2007         1,500,000        1,582,500

Automotive         B-     B3         330,000    AM General Corp., 12.875% due 5/01/2002         303,845          353,925
Equipment--7.4%    NR*    B1       1,443,924    Advanced Accessory, Term, due 10/30/2004      1,441,193        1,444,827
                   B-     B3       1,500,000    Aetna Industries Inc., 11.875% due
                                                   10/01/2006                                 1,500,000        1,425,000
                   NR*    NR*      7,000,000    American Axel, Term B, due 3/31/2007          6,993,176        7,035,000
                   B+     B1      11,241,574    Collins & Aikman Corp., Term B,
                                                   due 12/31/2002                            11,199,517       11,269,678
                   B-     B2       1,000,000    Delco Remy International Inc.,
                                                   10.625% due 8/01/2006                      1,000,000        1,097,500
                   B-     B2       4,500,000    J.B. Poindexter & Co., Inc., 12.50%
                                                   due 5/15/2004                              4,443,635        4,320,000
                   B-     B3       1,250,000    Key Plastics, Inc., 10.25% due 3/15/2007      1,250,000        1,337,500
                   B-     B3       1,500,000    LDM Technologies Inc., 10.75% due
                                                   1/15/2007                                  1,500,000        1,638,750
                   B      B3       1,500,000    Motors and Gears Inc., 10.75% due
                                                   11/15/2006                                 1,500,000        1,642,500
                   B-     B2       1,000,000    Trident Automotive, 10% due
                                                   12/15/2005 (b)                             1,000,000        1,030,000
                   B+     B1       4,000,000    Walbro Corp., 9.875% due 7/15/2005            3,991,342        4,060,000
                                                                                         --------------   --------------
                                                                                             36,122,708       36,654,680



Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Broadcast--        B-     B3    $  1,000,000  ++Acme Television/Finance, 10.875% due
Radio & TV--                                       9/30/2004 (b)                         $      760,923    $     800,000
6.5%               B-     B3       3,000,000    Allbritton Communications Co.,
                                                   9.75% due 11/30/2007                       2,923,681        3,157,500
                   B-     B3       4,000,000    Granite Broadcasting Corp., Senior
                                                   Sub Notes, 10.375% due 5/15/2005           4,000,000        4,310,000
                   NR*    NR*      5,000,000    Petry Media, Term, due 3/31/2002              4,977,999        4,925,000
                   B-     B3       2,500,000    STC Broadcasting Inc., 11% due 3/15/2007      2,500,000        2,756,250
                   NR*    Ba3      4,725,000    Sinclair Broadcasting Group, Inc., Term,
                                                   due 12/31/2004                             4,725,000        4,713,424
                                                TV Azteca, S.A. de C.V.:
                   B      Ba3      1,250,000       10.125% due 2/15/2004                      1,248,555        1,334,375
                   B+     Ba3        750,000       10.50% due 2/15/2007                         750,000          806,250
                   B+     B1       5,000,000    Telewest Communications PLC, 9.625%
                                                   due 10/01/2006                             5,000,000        5,325,000
                                                Young Broadcasting Corp., Senior
                                                Sub Notes:
                   B      B2       2,000,000       10.125% due 2/15/2005                      2,000,000        2,145,000
                   B      B2       2,000,000       9% due 1/15/2006                           1,945,339        2,070,000
                                                                                         --------------   --------------
                                                                                             30,831,497       32,342,799

Building &         BB     Ba2      1,000,000    Kaufman & Broad Home Corp., 7.75%
Construction--                                     due 10/15/2004                               992,369        1,000,000
0.2%

Building           BB-    Ba3      7,000,000    Johns Manville International Group,
Materials--3.6%                                    10.875% due 12/15/2004                     7,447,500        7,752,500
                   NR*    Ba3      9,941,569    National Gypsum, Term B, due 9/20/2003        9,925,497        9,957,103
                                                                                         --------------   --------------
                                                                                             17,372,997       17,709,603

Cable              B-     B3       2,000,000  ++Diamond Cable Communications Co.,
Television                                         10.647% due 2/15/2007                      1,331,103        1,330,000
Services--4.0%     BB+    Ba3      3,000,000    Lenfest Communications Inc., 8.375%
                                                   due 11/01/2005                             2,992,623        3,112,500
                   NR*    NR*      7,159,375    Marcus Cable Co., Term B, 7.63%
                                                   due 4/30/2004                              7,131,259        7,166,087
                   B-     B3       3,000,000    NTL Inc., 10% due 2/15/2007                   3,001,875        3,210,000
                   NR*    NR*      5,000,000    Supercanal Holdings S.A., due 11/14/2007      4,888,907        4,906,250
                                                                                         --------------   --------------
                                                                                             19,345,767       19,724,837

Casinos--0.9%      BB     Ba3      1,650,000    Grand Casinos, Inc., 10.125% due
                                                   12/01/2003                                 1,765,500        1,786,125
                   B      B2       1,500,000    Harveys Casinos Resorts, Senior Sub
                                                   Notes, 10.625% due 6/01/2006               1,500,000        1,687,500
                   BB-    Ba3      1,000,000    Players International, Inc., 10.875%
                                                   due 4/15/2005                              1,000,000        1,087,500
                                                                                         --------------   --------------
                                                                                              4,265,500        4,561,125

Chemicals--6.9%    BB-    B1       3,000,000    Acetex Corp., 9.75% due 10/01/2003            2,989,848        3,075,000
                   BB+    Ba2      1,500,000    Borden Chemicals and Plastics
                                                   L.P., 9.50% due 5/01/2005                  1,500,000        1,567,500
                   NR*    NR*      5,000,000    Epsilon Products, Term B, due
                                                   12/31/2005                                 5,000,000        5,000,000
                                                Foamex L.P.:
                   NR*    NR*      3,580,862       Term B, due 6/30/2005                      3,576,680        3,601,004
                   NR*    NR*      3,255,329       Term C, due 6/30/2006                      3,251,484        3,273,640
                   NR*    NR*      2,922,234    HSC Holdings, Term, due 3/31/2000             2,911,361        2,914,927
                                                Huntsman Corp.:
                   B-     B2       6,000,000       9.093% due 7/01/2007 (b)                   6,000,000        6,225,000
                   NR*    Ba2      5,000,000       Term, due 3/15/2007                        5,106,250        5,100,000
                   BB-    Ba3      2,500,000    ISP Holdings Inc., 9% due 10/15/2003          2,494,073        2,618,750
                   BB-    Ba3      1,000,000    Pride Petroleum Services, Inc., 9.375%
                                                   due 5/01/2007                              1,000,000        1,075,000
                                                                                         --------------   --------------
                                                                                             33,829,696       34,450,821



Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Consumer           B      B3     $ 3,000,000  ++CLN Holdings Inc., 11.125% due
Products--1.5%                                     5/15/2001                             $    2,119,974    $   2,186,250
                   B+     Ba3      3,000,000    Coty, Inc., Senior Sub Notes, 10.25%
                                                   due 5/01/2005                              3,000,000        3,202,500
                   B      Ba3      2,000,000    Shop Vac Corporation, 10.625%
                                                   due 9/01/2003                              2,090,000        2,180,000
                                                                                         --------------   --------------
                                                                                              7,209,974        7,568,750

Diversified--1.6%  B-     B3       3,000,000    Ameriserv Food Co., 10.125% due
                                                   7/15/2007                                  3,000,000        3,247,500
                   B+     B1       3,000,000    Essex Group Inc., 10% due 5/01/2003           3,041,250        3,135,000
                   B+     B3       1,500,000    Insilco Corp., 10.25% due 8/15/2007           1,500,000        1,605,000
                                                                                         --------------   --------------
                                                                                              7,541,250        7,987,500

Drilling--1.3%     B      B1       2,000,000    Cliffs Drilling Co., 10.25%
                                                   due 5/15/2003                              2,155,000        2,180,000
                   B+     Ba3      2,000,000    Falcon Drilling Company, Inc.,
                                                   9.75% due 1/15/2001                        2,115,000        2,075,000
                   NR*    NR*      1,934,011    Rigco North America, Term,
                                                   due 9/30/1998                              1,934,011        1,938,846
                                                                                         --------------   --------------
                                                                                              6,204,011        6,193,846

Drug/Proprietary   NR*    NR*      2,500,000    Duane Reade Co., Term B, due 2/15/2005        2,492,222        2,518,750
Stores--0.5%

Educational        B-     B3       2,000,000    Kinder-Care Learning Centers Inc.,
Services--1.4%                                     9.50% due 2/15/2009                        2,000,000        2,050,000
                   B      B3       5,000,000    La Petite Holdings Corp., 9.625%
                                                   due 8/01/2001                              5,000,000        5,125,000
                                                                                         --------------   --------------
                                                                                              7,000,000        7,175,000

Electronics/       BB-    Ba1      2,000,000    Advanced Micro Devices Inc., 11%
Electrical                                         due 8/01/2003                              2,000,000        2,150,000
Components--       NR*    Ba3      4,687,500    Amphenol Corp., Term B, due 5/19/2005         4,677,299        4,727,051
2.7%               B-     B3       2,000,000    Federal Data Corp., 10.125% due
                                                   8/01/2005                                  2,000,000        2,070,000
                   NR*    B3       1,000,000    High Voltage Engineering Corp., 10.50%
                                                   due 8/15/2004                              1,000,000        1,050,000
                   NR*    B1              19    International Wire, Term B, due 9/30/2002            19               19
                   B-     Caa1     2,000,000  ++Telesystems International Wireless,
                                                   13.246% due 6/30/2007 (b)                  1,147,178        1,350,000
                   B      B2         500,000    Therma-Wave Inc., 10.625% due 5/15/2004         500,000          530,000
                   B+     B2       1,500,000    Tracor Inc., 8.50% due 3/01/2007              1,494,415        1,541,250
                                                                                         --------------   --------------
                                                                                             12,818,911       13,418,320

Energy--4.4%       B      B1       2,000,000    Belco Oil & Gas Corp., 8.875%
                                                   due 9/15/2007                              2,000,000        2,037,500
                   B-     B3       2,500,000    Bellwether Exploration Co., 10.875%
                                                   due 4/01/2007                              2,500,000        2,675,000
                   NR*    Ba2      5,000,000    Clark Refining, Term, due 11/15/2004          5,000,000        5,037,500
                   B      B2       1,000,000    Cross Timbers Oil Co., 8.75% due
                                                   11/01/2009                                 1,000,000        1,022,500
                   B      B2       1,500,000    Energy Corp. of America, 9.50% due
                                                   5/15/2007                                  1,500,000        1,496,250
                   B      B2       1,000,000    Forcenergy Inc., 8.50% due 2/15/2007            986,582        1,012,500
                   B-     B3       2,000,000    Kelly Oil & Gas Corp., 10.375% due
                                                   10/15/2006                                 1,995,416        2,095,000
                   B      B2       1,000,000    Plains Resources Inc., Senior Sub Notes,
                                                   10.25% due 3/15/2006                         994,619        1,077,500
                   B+     B2       1,000,000    Snyder Oil Corp., 8.75% due 6/15/2007         1,002,500        1,010,000
                   B-     B2       2,000,000    United Refining Co., 10.75% due
                                                   6/15/2007                                  2,000,000        2,120,000
                   B+     B1       2,000,000    Vintage Petroleum Inc., 8.625% due
                                                   2/01/2009                                  1,984,059        2,080,000
                                                                                         --------------   --------------
                                                                                             20,963,176       21,663,750

Financial          B-     B3       2,000,000    Emergent Group, Inc., 10.75%
Services--1.8%                                     due 9/15/2004                              2,000,000        1,840,000
                   B      Ba3      4,000,000    First Nationwide Escrow, 10.625%
                                                   due 10/01/2003                             4,000,000        4,470,000
                   B+     B1       1,000,000    Imperial Credit Industries Inc.,
                                                   9.875% due 1/15/2007                       1,000,000          980,000
                   BB-    B2       1,500,000    Olympic Financial Ltd., 11.50% due
                                                   3/15/2007                                  1,500,000        1,485,000
                                                                                         --------------   --------------
                                                                                              8,500,000        8,775,000



Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Food & Kindred     B+     B3     $   500,000    CFP Holdings Inc., 11.625% due
Products--3.7%                                     1/15/2004                             $      500,000   $      493,750
                   B      B2       3,000,000    SC International Services, Inc.,
                                                   9.25% due 9/01/2007                        3,053,722        3,165,000
                   NR*    B3       9,928,571    Specialty Foods Inc., Term B,
                                                   due 4/30/2001                              9,890,896        9,906,852
                                                Van de Kamps Inc.:
                   NR*    Ba3      2,929,036       Term B, due 4/30/2003                      2,917,157        2,943,681
                   NR*    Ba3      1,837,751       Term C, due 9/30/2003                      1,830,151        1,846,939
                                                                                         --------------   --------------
                                                                                             18,191,926       18,356,222

Forest             B      B3       4,500,000    Ainsworth Lumber, 12.50% due
Products--3.2%                                     7/15/2007 (c)                              4,484,087        4,529,772
                   B      B3       1,000,000    Malette Inc., 12.25% due 7/15/2004            1,000,000        1,120,000
                   BB     B1       6,000,000    Tembec Finance Corp., 9.875% due
                                                   9/30/2005                                  6,110,000        6,285,000
                   B+     B2       4,000,000    Uniforet Inc., 11.125% due 10/15/2006         4,000,000        3,930,000
                                                                                         --------------   --------------
                                                                                             15,594,087       15,864,772

Furniture &        NR*    NR*      5,000,000    Lifestyles Furnishings International
Fixtures--1.2%                                     Ltd., Term, due 6/27/2007                  5,018,750        5,009,375
                   B-     B3       1,000,000    Omeaga Cabinets, 10.50% due 6/15/2007         1,000,000        1,055,000
                                                                                         --------------   --------------
                                                                                              6,018,750        6,064,375

Grocery            B+     B1       3,000,000    Eagle Food Centers Inc., 8.625%
Stores--2.5%                                       due 4/15/2000                              2,813,980        2,835,000
                   NR*    Ba3      5,955,000    Ralph's Grocery Co., Term B, due
                                                   2/15/2004                                  5,948,299        5,960,955
                   B      Ba3      3,488,636    Star Markets Co., Inc., Term C,
                                                   due 12/31/2002                             3,482,466        3,488,636
                                                                                         --------------   --------------
                                                                                             12,244,745       12,284,591

Health             B-     B3       1,500,000    Alliance Imaging, Inc., 5% due
Services--11.6%                                    12/15/2005                                 1,500,000        1,552,500
                                                Arenabrands:
                   NR*    NR*        653,909       Revolving Credit, due 6/01/2002              655,392          656,361
                   NR*    NR*      1,123,461       Term Loan A, due 6/01/2002                 1,124,865        1,127,673
                   NR*    NR*      2,045,385       Term Loan B, due 6/01/2002                 2,047,941        2,053,054
                                                Community Health Care Inc.:
                   NR*    NR*      1,794,521       Term B, due 12/31/2003                     1,787,017        1,800,128
                   NR*    NR*      1,794,521       Term C, due 12/31/2004                     1,786,756        1,800,128
                   NR*    NR*      1,349,315       Term D, due 12/31/2005                     1,343,329        1,355,218
                                                Dade International Inc.:
                   NR*    B1       1,489,985       Term B, due 12/31/2002                     1,493,710        1,491,848
                   NR*    B1       1,489,985       Term C, due 12/31/2003                     1,493,710        1,491,848
                   NR*    B1       1,572,457       Term D, due 12/31/2004                     1,576,388        1,578,845
                   B+     B2       1,500,000    Dynacare, Inc., 10.75% due 1/15/2006          1,498,886        1,590,000
                   NR*    Ba3      2,992,500    FPA Medical Management, Inc., Term,
                                                   due 9/30/2001                              2,988,577        2,985,019
                   B-     B3         550,000    Graham-Field Health Products Inc.,
                                                   9.75% due 8/15/2007                          578,750          587,125
                   BB-    Ba3      3,000,000    HEALTHSOUTH Corp., 9.50% due 4/01/2001        3,155,000        3,135,000
                                                Imed Corp. (Alaris):
                   BB-    B1       1,343,000       Term B, due 11/01/2003                     1,343,000        1,351,394
                   BB-    B1       1,343,000       Term C, due 11/01/2004                     1,343,000        1,351,394
                   BB-    B1       1,264,000       Term D, due 5/01/2005                      1,264,000        1,271,900
                                                Integrated Health Services, Inc.:
                   NR*    B3       3,000,000       Senior Sub Notes, 9.50% due 9/15/2007      3,000,000        3,150,000
                   NR*    Ba3      5,000,000       Term, due 9/15/2003                        4,988,262        4,971,875
                   B      B1       2,000,000    Physician Sales & Services Inc., 8.50%
                                                   due 10/01/2007                             1,993,474        2,102,500
                   NR*    NR*      5,000,000    Sterling Diagnostics, Term B, due
                                                   9/30/2005                                  4,988,071        4,987,500

Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Health Services                                 Sun Healthcare Group Inc.:
(concluded)        NR*    Ba3    $ 2,500,000       Term B, due 11/12/2004                $    2,496,444    $   2,510,937
                   NR*    Ba3      2,500,000       Term C, due 11/12/2005                     2,496,444        2,510,937
                   B+     Ba3      2,500,000    Tenet Healthcare Inc., 8.625%
                                                   due 1/15/2007                              2,497,542        2,600,000
                   NR*    NR*      5,000,000    Total Renal Care Holdings, Term,
                                                   due 9/30/2007                              4,995,162        5,000,000
                   B      B1       2,500,000    Vencor Inc., 8.625% due 7/15/2007             2,529,375        2,768,750
                                                                                         --------------   --------------
                                                                                             56,965,095       57,781,934

Hotels &           BB     Ba2      3,000,000    Prime Hospitality Corp., 9.25% due
Motels--0.6%                                       1/15/2006                                  2,991,614        3,195,000

Industrials--      BB-    Ba2      2,000,000    Gulf Canada Resources Ltd., 9.25%
0.4%                                               due 1/15/2004                              2,105,000        2,105,080

Leasing & Rental   BB-    B1       1,200,000    Cort Furniture Rental Corp., 12%
Services--1.6%                                     due 9/01/2000                              1,199,793        1,314,000
                   NR*    NR*      1,000,000    National Equipment Services, 10% due
                                                   11/30/2004 (b)                               987,996        1,062,500
                   NR*    NR*      5,000,000    Rental Services Corp., Term Prime, due
                                                   12/02/2004                                 4,993,916        5,000,000
                   NR*    NR*        750,000    Williams Scotsman Inc., 9.875%
                                                   due 6/01/2007                                750,000          783,750
                                                                                         --------------   --------------
                                                                                              7,931,705        8,160,250

Manufacturing--    NR*    NR*      5,000,000    Favourite Brands International,
2.3%                                               10.25% due 8/20/2007                       4,969,615        4,984,375
                                                Goodman Mann:
                   NR*    NR*      2,389,087       Term B, due 9/30/2004                      2,389,087        2,395,060
                   NR*    NR*      2,389,087       Term C, due 9/30/2005                      2,389,087        2,395,060
                   B      B3       1,500,000    Tokheim Corp., Senior Sub Notes, 11.50%
                                                   due 8/01/2006                              1,500,000        1,672,500
                                                                                         --------------   --------------
                                                                                             11,247,789       11,446,995

Materials          B-     B3       1,500,000    Alvey Systems Inc., Senior Sub Notes,
Handling &                                         11.375% due 1/31/2003                      1,500,000        1,608,750
Storage--0.6%      B-     B3       1,000,000    Iron Mountain Inc., 10.125% due
                                                   10/01/2006                                 1,000,000        1,110,000
                                                                                         --------------   --------------
                                                                                              2,500,000        2,718,750

Measuring,         NR*    NR*      4,650,566    CHF/Ebel USA Inc., Term B, due 9/30/2001      4,650,566        4,650,566
Analyzing &
Controlling
Instruments--0.9%

Metals &           NR*    NR*      2,952,381    Adience, Inc., Term B, due 4/15/2005          2,942,020        2,959,762
Mining--11.0%      B      B1       3,000,000    Anker Coal Group Inc., 9.75% due
                                                   10/01/2007 (b)                             3,015,000        3,045,000
                   B      B2       3,000,000    Bayou Steel Corp., 10.25% due 3/01/2001       3,000,000        3,045,000
                   NR*    B1       2,000,000    CSN Iron Panama, 9.125% due
                                                   6/01/2007 (b)                              1,991,393        1,742,500
                   B      B2       2,000,000    Continental Global Group, 11% due
                                                   4/01/2007                                  2,000,000        2,150,000
                   NR*    NR*      4,927,885    Doe Run Reso, Term, due 10/23/2003            4,909,913        4,915,565
                                                GS Technologies Operating Co.:
                   B      B2       1,000,000       12% due 9/01/2004                            993,831        1,110,000
                   B      B2       1,000,000       12.25% due 10/01/2005                      1,000,000        1,135,000
                   BB     Ba2      2,000,000    Grupo Imsa S.A., 8.93% due 9/30/2004          1,999,407        2,030,000
                   B+     B1       3,500,000    Ivaco Inc., 11.50% due 9/15/2005              3,435,920        3,850,000
                   NR*    NR*      5,000,000    Kopper Industries Inc., Term B,
                                                   due 11/30/2004                             4,993,882        4,993,750
                   BB-    Ba3      2,000,000    Murrin, Murrin Holdings Party, 9.375%
                                                   due 8/31/2007 (b)                          2,000,000        1,960,000
                   B      B2       3,000,000    Renco Metals, Inc., 11.50% due 7/01/2003      3,007,500        3,210,000
                   NR*    Ba2      3,425,714    UCAR International, Inc., Term B,
                                                   due 12/31/2002                             3,422,760        3,429,996
                                                Weirton Steel Corp.:
                   B      B2       2,000,000       11.375% due 7/01/2004                      2,057,500        2,160,000
                   B      B2       3,190,000       10.75% due 6/01/2005                       3,150,617        3,397,350



Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Metals &           B      B3     $ 3,000,000    Westmin Resources Ltd., 11% due
Mining                                             3/15/2007                             $    3,000,000   $    3,480,000
(concluded)                                     Wheeling-Pittsburg Steel Corp.:
                   BB-    B1       3,000,000       9.375% due 11/15/2003                      3,001,406        3,300,000
                   NR*    Ba3      2,500,000       Term Prime, due 11/15/2006                 2,487,690        2,487,500
                                                                                         --------------   --------------
                                                                                             52,408,839       54,401,423

Music--0.7%        B      B2       3,000,000    Selmer Co., Inc., Senior Sub Notes,
                                                   11% due 5/15/2005                          3,000,000        3,270,000

Packaging--4.2%    NR*    B2       4,000,000    Anchor Glass Container Corp., 11.25%
                                                   due 4/01/2005 (b)                          4,000,000        4,400,000
                   B-     B3       1,000,000    Fonda Group Inc., Senior Sub Notes,
                                                   9.50% due 3/01/2007                        1,000,000          947,500
                   B+     B2       2,000,000    Packaging Resources Group, 11.625%
                                                   due 5/01/2003                              2,000,000        1,940,000
                   BB-    B2       2,000,000    Printpack Inc., 9.875% due 8/15/2004          2,000,000        2,160,000
                   NR*    Ba2      4,975,000    Silgan Corp., Term B, due 6/30/2005           4,970,307        4,981,219
                   B      B3       2,000,000    Spinnaker Industries Inc., 10.75%
                                                   due 10/15/2006                             2,000,000        2,060,000
                   B+     B1       4,500,000    Sweethart Cup Co., 9.625% due 9/01/2000       4,513,750        4,477,500
                                                                                         --------------   --------------
                                                                                             20,484,057       20,966,219

Paper--9.9%        B      B2       1,500,000    Four M Corp., 12% due 6/01/2006               1,500,000        1,599,375
                   B      NR*      3,000,000    Gaylord Container Corp., 9.75%
                                                   due 6/15/2007                              3,000,000        3,015,000
                   BB     Ba3     12,744,761    Jefferson Smurfit Company/Container Corp.
                                                   of America, Term B, due 4/30/2002         12,609,383       12,757,506
                   BB-    Ba3      1,000,000    Pindo Deli Finance Mauritius, 10.75% due
                                                   10/01/2007 (b)                               997,052          790,000
                                                Repap New Brunswick, Inc.:
                   CCC    B2       3,500,000       8.937% due 7/15/2000                       3,519,095        3,447,500
                   CCC    B2       3,000,000       9.875% due 7/15/2000                       3,000,000        3,060,000
                                                Riverwood International, Inc.:
                   B+     B1       8,529,135       Term B, due 2/28/2004                      8,424,670        8,601,100
                   B+     B1       3,411,571       Term C, due 8/28/2004                      3,368,913        3,440,356
                   NR*    Ba2      2,330,762    S.D. Warren Co., Term B, due 6/30/2002        2,326,387        2,339,502
                   NR*    Ba3      8,679,930    Stone Container Corp., Term B,
                                                   due 4/01/2000                              8,598,731        8,696,747
                   BB     Ba3      2,000,000    Tjiwi Kimia, 10% due 8/01/2004 (b)            1,989,742        1,580,000
                                                                                         --------------   --------------
                                                                                             49,333,973       49,327,086

Printing &         BB-    Ba2      4,835,268    American Media, Term B, due 9/30/2002         4,831,208        4,829,224
Publishing--1.6%   NR*    B2       1,000,000    Big Flower Press Holdings, Inc., 8.875%
                                                   due 7/01/2007                                992,154        1,017,500
                   B-     B3         569,000    Sun Media Corp., 9.50% due 2/15/2007            569,000          617,365
                   B-     B3       1,500,000    T/SF Communications Corp., 10.375%
                                                   due 11/01/2007 (b)                         1,477,827        1,515,000
                                                                                         --------------   --------------
                                                                                              7,870,189        7,979,089

Real Estate--      NR*    NR*      3,000,000  ++Rockefeller Center Properties
0.4%                                               (Convertible), 11.441% due
                                                   12/31/2000                                 2,212,111        2,231,250

Restaurants--      BB-    Ba3      7,000,000    Host Marriott Corp., 9.50% due
2.5%                                               5/15/2005                                  6,840,904        7,437,500
                   NR*    Ba3      4,937,500    Shoney's Inc., Term B, due 4/30/2002          4,908,075        4,912,812
                                                                                         --------------   --------------
                                                                                             11,748,979       12,350,312

Retail             NR*    B3       2,000,000    United Auto Group Inc., 11% due
Specialty--0.4%                                    7/15/2007                                  1,971,593        1,880,000

Shipbuilding &     B+     B1       4,000,000    Newport News Shipbuilding, Inc.,
Repairing--0.9%                                    9.25% due 12/01/2006                       4,000,000        4,290,000



Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS (continued)
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Shipping--2.4%     BB-    Ba2    $ 4,500,000    Eletson Holdings Inc., 9.25% due
                                                   11/15/2003                            $    4,397,522   $    4,649,625
                   B+     B2       2,000,000    Global Ocean Carriers, 10.25% due
                                                   7/15/2007                                  1,970,727        1,820,000
                   BB-    Ba2      3,000,000    Stena Line AB, 10.50% due 12/15/2005          3,000,000        3,307,500
                   BB     Ba2      2,000,000    Teekay Shipping Inc., 8.32% due 2/01/2008     2,000,000        2,070,000
                                                                                         --------------   --------------
                                                                                             11,368,249       11,847,125

Telephone          CCC+   Caa      4,000,000    CAI Wireless Systems, Inc., 12.25%
Communications--                                   due 9/15/2002                              4,047,500        1,240,000
14.6%              B      B2       3,000,000    CCPR Services Inc., 10% due 2/01/2007         3,000,000        2,895,000
                                                Cellular Inc.:
                   NR*    B1         586,527       Term B, due 9/30/2006                        584,487          585,060
                   NR*    B1       1,161,440       Term C, due 3/31/2007                      1,157,399        1,158,536
                   NR*    B1       3,252,033       Term D, due 9/30/2007                      3,240,715        3,243,903
                   CCC    NR*      3,000,000  ++McCaw International Ltd., 13.355%
                                                   due 4/15/2007                              1,737,269        1,965,000
                   B      B3       2,500,000  ++Mcleod Inc., 8.686% due 3/01/2007             1,660,241        1,862,500
                   NR*    NR*      2,000,000    Metronet Communications, 12% due
                                                   8/15/2007                                  1,980,156        2,310,000
                   B-     B3       1,500,000    Newcor Inc., 9.875% due 3/01/2008 (b)         1,500,000        1,500,000
                   NR*    B1       5,000,000    Nextel Communications, Inc., Term D,
                                                   due 6/30/2003                              4,916,368        5,000,000
                   B      B3       2,500,000    Nextlink Communications Inc., 9% due
                                                   3/15/2008 (b)                              2,494,950        2,494,950
                                                Omnipoint Communications Corp.:
                   NR*    NR*      6,807,203       Term A, due 2/17/2006                      6,800,407        6,820,818
                   NR*    NR*      1,942,797       Term B, due 2/17/2006                      1,940,857        1,937,939
                   B+     NR*      1,000,000  ++PTC International Finance, 10.269%
                                                   due 7/01/2007                                659,639          685,000
                                                Paragon Health Network:
                   NR*    NR*      2,500,000       Term B, due 3/31/2005                      2,497,581        2,512,500
                   NR*    NR*      2,500,000       Term C, due 3/31/2006                      2,497,567        2,515,625
                   NR*    NR*      4,987,500    Price Communications Corp., Term B,
                                                   due 9/30/2006                              4,977,830        5,018,672
                   B+     B2       2,500,000    Quest Communications, 10.875% due
                                                   4/01/2007                                  2,500,000        2,850,000
                   NR*    NR*      2,000,000    RCN Corp., 10% due 10/15/2007                 2,000,000        2,107,500
                   B-     B3       3,000,000    RSL Communications, 9.125% due
                                                   3/01/2008 (b)                              3,000,000        2,985,000
                   NR*    NR*      5,000,000    Satellite Mexicanos, 9.43% due
                                                   6/30/2004 (b)                              4,987,500        4,987,500
                   NR*    B1       4,750,000    Shared Technology Inc., Term B, due
                                                   3/31/2003                                  4,727,045        4,755,937
                   NR*    B1      10,000,000    Sprint Spectrum/Lucent Technologies,
                                                   Term, due 6/29/2001                        9,942,141       10,006,250
                   NR*    NR*      1,000,000    Unifi Communications, Inc. (Units),
                                                   14% due 3/01/2004                            919,454          890,000
                                                                                         --------------   --------------
                                                                                             73,769,106       72,327,690

Transportation     BB-    B1       3,000,000    Allied Holdings, Inc., 8.625% due
Services--4.8%                                     10/01/2007                                 3,037,500        3,097,500
                   B-     B3       4,000,000    Ameritruck Distribution Corp.,
                                                   12.25% due 11/15/2005                      3,962,666        3,990,000
                   NR*    NR*      4,931,757    Atlas Freight, Term, due 5/29/2004            4,920,448        4,944,086
                   BB-    NR*      4,000,000    Autopistas Del Sol S.A., 10.25% due
                                                   8/01/2009 (b)                              4,035,000        3,890,000
                   B+     B1       2,000,000    Coach USA Inc., 9.375% due 7/01/2007          2,000,000        2,080,000
                                                MRS Logistica S.A. (b):
                   B      NR*      2,000,000       9% due 8/15/2005                           1,992,788        1,965,000
                   B      NR*        500,000       10.625% due 8/15/2005                        494,576          476,250
                   B-     B3       1,600,000    Trism Inc., Senior Sub Notes, 10.75%
                                                   due 12/15/2000                             1,428,507        1,408,000
                   BB     Ba2      2,000,000    Viking Star Shipping Co., 9.625%
                                                   due 7/15/2003                              2,091,250        2,020,000
                                                                                         --------------   --------------
                                                                                             23,962,735       23,870,836



Senior High Income Portfolio, Inc.
February 28, 1998

SCHEDULE OF INVESTMENTS (concluded)
                  S&P    Moody's      Face                                                                      Value
Industries       Rating   Rating     Amount        Corporate Debt Obligations+++                Cost          (Note 1A)
Utilities--1.4%    B+     Ba1    $ 4,500,000    AES Corp., 8.50% due 11/01/2007 (b)      $    4,465,274   $    4,635,000
                   BB-    NR*      1,989,000    First PV Funding Corp., 10.30%
                                                   due 1/15/2014                              1,969,752        2,105,515
                                                                                         --------------   --------------
                                                                                              6,435,026        6,740,515

Waste              BB-    B3       3,000,000  ++Norcal Waste Systems, Inc., 13.25%            2,927,778        3,495,000
Management--0.7%                                   due 11/15/2005


                                                Total Corporate Debt Obligations--135.9%    661,271,017      674,556,381

                                     Shares
                                      Held               Warrants (a)

Cable Television                     615,733    Supercanal Holdings S.A.                              0                0
Services--0.0%

Leasing & Rental                      66,000    Cort Furniture Rental Corp.                         760          222,750
Services--0.1%

Metals & Mining--0.0%                  3,000    Gulf States Steel Corp. (b)                      33,000              900

Telephone                              3,000    McCaw International Ltd. (b)                     46,799              750
Communications--0.0%                   2,000    Metronet Communications (b)                      20,500           70,000
                                       1,000    Unifi Communications Inc. (b)                    56,590           20,000
                                                                                         --------------   --------------
                                                                                                123,889           90,750

                                                Total Warrants--0.1%                            157,649          314,400

                                       Face
                                      Amount         Short-Term Investments

Commercial                        $   90,000    General Motors Acceptance Corp.,
Paper**--0.0%                                      5.69% due 3/02/1998                           90,000           90,000

                                                Total Short-Term Investments--0.0%               90,000           90,000

Total Investments--136.0%                                                                $  661,518,666      674,960,781
                                                                                         ==============

Liabilities in Excess of Other Assets--(36.0%)                                                              (178,483,773)
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  496,477,008
                                                                                                          ==============

  *Not Rated.
 **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. ++Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
+++Floating or Variable Rate Corporate Debt--The interest rates onfloating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 60.6% of the Fund's net assets.

See Notes to Financial Statements.

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Subject to principal paydowns.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.



Senior High Income Portfolio, Inc.
February 28, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of February 28, 1998
Assets:             Investments, at value (identified cost--$661,518,666) (Note 1b)                        $ 674,960,781
                    Receivables:
                      Interest                                                            $  11,423,772
                      Securities sold                                                         5,281,878       16,705,650
                                                                                          -------------
                    Deferred facility fees                                                                        16,710
                    Prepaid expenses and other assets                                                             35,109
                                                                                                           -------------
                    Total assets                                                                             691,718,250
                                                                                                           -------------

Liabilities:        Payables:
                      Loans (Note 6)                                                        181,200,000
                      Securities purchased                                                   11,099,367
                      Interest on loans (Note 6)                                              1,954,253
                      Investment adviser (Note 2)                                               262,591
                      Commitment fees                                                            59,422      194,575,633
                                                                                          -------------
                    Deferred income (Note 1e)                                                                     70,913
                    Accrued expenses and other liabilities                                                       594,696
                                                                                                           -------------
                    Total liabilities                                                                        195,241,242
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 496,477,008
                                                                                                           =============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (52,960,724 shares issued and outstanding)                                  $   5,296,072
                    Paid-in capital in excess of par                                                         493,430,202
                    Undistributed investment income--net                                                       4,197,582
                    Accumulated realized capital losses on investments--net (Note 7)                         (19,888,963)
                    Unrealized appreciation on investments--net                                               13,442,115
                                                                                                           -------------
                    Total Capital--Equivalent to $9.37 net asset value per share of
                    Common Stock (market price--$10.125)                                                   $ 496,477,008
                                                                                                           =============
                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                       February 28, 1998
Investment Income   Interest and discount earned                                                           $  60,327,939
(Note 1e):          Facility and other fees                                                                      716,463
                                                                                                           -------------
                    Total income                                                                              61,044,402
                                                                                                           -------------

Expenses:           Loan interest expense (Note 6)                                        $   8,841,001
                    Investment advisory fees (Note 2)                                         3,168,067
                    Borrowing costs (Note 6)                                                    195,315
                    Professional fees                                                           178,770
                    Accounting services (Note 2)                                                157,271
                    Transfer agent fees (Note 2)                                                 71,993
                    Custodian fees                                                               52,398
                    Printing and shareholder reports                                             44,772
                    Amortization of organization expenses (Note 1f)                              28,402
                    Directors' fees and expenses                                                 24,568
                    Pricing services                                                             12,040
                    Listing fees                                                                    125
                    Other                                                                        68,562
                                                                                          -------------
                    Total expenses                                                                            12,843,284
                                                                                                           -------------
                    Investment income--net                                                                    48,201,118
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                          3,698,086
Unrealized          Change in unrealized appreciation on investments--net                                      3,855,886
Gain on                                                                                                    -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $  55,755,090
(Notes 1c, 1e & 3):                                                                                        =============


                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                        For the Year Ended February 28,
Increase (Decrease) in Net Assets:                                                            1998              1997
Operations:         Investment income--net                                                $  48,201,118    $  42,173,726
                    Realized gain (loss) on investments--net                                  3,698,086       (1,541,894)
                    Change in unrealized appreciation/depreciation on investments--net        3,855,886       10,730,017
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     55,755,090       51,361,849
                                                                                          -------------    -------------

Dividends to        Investment income--net                                                  (47,759,736)     (42,444,377)
Shareholders                                                                              -------------    -------------
(Note 1g):          Net decrease in net assets resulting from dividends to shareholders     (47,759,736)     (42,444,377)
                                                                                          -------------    -------------

Capital Share       Net proceeds from issuance of Common Stock resulting
Transactions        from reorganization                                                              --      220,470,337
(Note 4):           Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                11,321,619       11,646,441
                    Offering costs from issuance of Common Stock resulting
                    from reorganization                                                          (9,911)              --
                                                                                          -------------    -------------
                    Net increase in net assets resulting from capital
                    share transactions                                                       11,311,708      232,116,778
                                                                                          -------------    -------------

Net Assets:         Total increase in net assets                                             19,307,062      241,034,250

                    Beginning of year                                                       477,169,946      236,135,696
                                                                                          -------------    -------------
                    End of year*                                                          $ 496,477,008    $ 477,169,946
                                                                                          =============    =============

                   *Undistributed investment income--net (Note 1h)                        $   4,197,582    $   3,750,733
                                                                                          =============    =============

                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
February 28, 1998


FINANCIAL INFORMATION (continued)

Statements of Cash Flows
                                                                                                       For the Year Ended
                                                                                                       February 28, 1998
Cash Provided by    Net increase in net assets resulting from operations                                   $  55,755,090
Operating           Adjustments to reconcile net increase (decrease) in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Increase in receivables                                                                   (457,265)
                      Decrease in other assets                                                                     6,978
                      Increase in other liabilities                                                            2,061,611
                      Realized and unrealized gain on investments--net                                        (7,553,972)
                      Amortization of discount--net                                                           (1,790,024)
                                                                                                           -------------
                    Net cash provided by operating activities                                                 48,022,418
                                                                                                           -------------

Cash Used for       Proceeds from sales of long-term investments                                             362,310,939
Investing           Purchases of long-term investments                                                    (474,778,430)
Activities:         Purchases of short-term investments                                                     (134,626,613)
                    Proceeds from sales and maturities of short-term investments                             135,298,520
                                                                                                           -------------
                    Net cash used for investing activities                                                  (111,795,584)
                                                                                                           -------------

Cash Provided by    Cash payments for reorganization expenses                                                     (9,911)
Financing           Cash receipts of borrowings                                                              385,400,000
Activities:         Cash payments on borrowings                                                             (285,200,000)
                    Dividends paid to shareholders                                                           (36,438,117)
                                                                                                           -------------
                    Net cash provided by financing activities                                                 63,751,972
                                                                                                           -------------

Cash:               Net decrease in cash                                                                         (21,194)
                    Cash at beginning of year                                                                     21,194
                                                                                                           -------------
                    Cash at end of year                                                                    $           0
                                                                                                           =============

Cash Flow           Cash paid for interest                                                                 $   7,249,827
Information:                                                                                               =============

Noncash             Value of capital shares issued in reinvestment of dividends paid to shareholders       $  11,321,619
Financing                                                                                                  =============
Activities:

                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
February 28, 1998


FINANCIAL INFORMATION (concluded)

Financial Information
                                                                                                                For the
                                                                                       For the      For the     Period
The following per share data and ratios have been derived          For the Year          Year         Year     April 30,
from information provided in the financial statements.                Ended             Ended        Ended     1993++ to
                                                                    February 28,       Feb. 29,     Feb. 28,    Feb. 28,
Increase (Decrease) in Net Asset Value:                        1998++++    1997++++    1996++++     1995++++      1994
Per Share           Net asset value, beginning of period       $   9.22    $   9.21    $   8.94    $   9.82     $   9.50
Operating                                                      --------    --------    --------    --------     --------
Performance:        Investment income--net                          .92         .89         .92         .90          .70
                    Realized and unrealized gain (loss)
                    on investments--net                             .14         .04         .27        (.87)         .25
                                                               --------    --------    --------    --------     --------
                    Total from investment operations               1.06         .93        1.19         .03          .95
                                                               --------    --------    --------    --------     --------
                    Less dividends and distributions:
                      Investment income--net                       (.91)       (.92)       (.92)       (.84)        (.61)
                      Realized gain on investments--net              --          --          --        (.07)        (.02)
                                                               --------    --------    --------    --------     --------
                    Total dividends and distributions              (.91)       (.92)       (.92)       (.91)        (.63)
                                                               --------    --------    --------    --------     --------
                    Net asset value, end of period             $   9.37    $   9.22    $   9.21    $   8.94     $   9.82
                                                               ========    ========    ========    ========     ========
                    Market price per share, end of period      $ 10.125    $   9.50    $   9.25    $  8.625     $  9.375
                                                               ========    ========    ========    ========     ========

Total Investment    Based on net asset value per share           11.95%      10.80%      14.14%        .82%       10.28%+++
Return:**                                                      ========    ========    ========    ========     ========
                    Based on market price per share              17.41%      13.67%      18.82%       1.88%         .02%+++
                                                               ========    ========    ========    ========     ========

Ratios to Average   Expenses, net of reimbursement and
Net Assets:         excluding interest expense                     .83%        .75%        .92%        .80%         .67%*
                                                               ========    ========    ========    ========     ========
                    Expenses, net of reimbursement                2.66%       1.84%       2.92%       2.46%        1.61%*
                                                               ========    ========    ========    ========     ========
                    Expenses                                      2.66%       1.84%       2.92%       2.46%        1.75%*
                                                               ========    ========    ========    ========     ========
                    Investment income--net                        9.98%       9.45%      10.14%       7.07%        7.33%*
                                                               ========    ========    ========    ========     ========

Leverage:           Amount of borrowings (in thousands)        $181,200    $ 81,000    $ 47,000    $ 82,000     $ 84,000
                                                               ========    ========    ========    ========     ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)           $149,166    $ 82,384    $ 68,473    $ 92,000     $ 67,000
                                                               ========    ========    ========    ========     ========
                    Average amount of borrowings outstanding
                    per share during the period                $   2.85    $   2.13    $   2.68    $   3.67     $   2.67
                                                               ========    ========    ========    ========     ========

Supplemental        Net assets, end of period (in thousands)   $496,477    $477,170    $236,136    $227,007     $248,342
Data:                                                          ========    ========    ========    ========     ========
                    Portfolio turnover                           58.60%      98.51%      50.76%      44.81%       52.73%
                                                               ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns based on market price, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
February 28, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Fund's Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).


Senior High Income Portfolio, Inc.
February 28, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $5,467 have been reclassified between paid-in capital and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the year ended February 28, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc., $7,039 for security price quotations to compute the net asset value of the Fund.

The Fund's leverage facility is currently provided by Merrill Lynch International Bank Limited, an affiliate of FAM (as further described in Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


Senior High Income Portfolio, Inc.
February 28, 1998


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 1998 were $482,790,535 and $366,992,680, respectively.

Net realized gains for the year ended February 28, 1998 and net unrealized gains as of February 28, 1998:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 3,698,086    $13,442,115
                                  -----------    -----------
Total                             $ 3,698,086    $13,442,115
                                  ===========    ===========

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $13,413,756, of which $18,833,031 related to appreciated securities and $5,419,275 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $661,547,025.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended February 28, 1998 increased by 1,205,888 as a result of dividend reinvestment and during the year ended February 28, 1997 increased by 26,115,244, of which 24,833,536 resulted from a reorganization and 1,281,708 resulted from dividend reinvestment.


5. Unfunded Loan Interests:
As of February 28, 1998, the Fund had unfunded loan commitments of $22,206,849, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                               Unfunded
                                               Commitment
Borrower                                     (in thousands)

AMF Group, Inc.                                 $   621
Arenabrands                                       1,082
Federal Mogul Corp., Bridge                       5,000
Federal Mogul Corp., Interim                      4,000
Federal Mogul Corp., Term Loan B                  6,000
Metro Goldwyn Mayer Co.                           1,695
Omnipoint Communications Corp.                    3,125
Whittaker Foods                                     684

6. Short-Term Borrowings:
On April 14, 1997, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of FAM, through April 30, 1998. The agreement is a $245,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or the LIBOR plus 0.25%. For the year ended February 28, 1998, the maximum amount borrowed was $223,600,000, the average amount borrowed was approximately $149,165,934, and the daily weighted average interest rate was 5.94%. For the year ended February 28, 1998, facility and commitment fees aggregated approximately $195,315.


7. Capital Loss Carryforward:
At February 28, 1998, the Fund had a net capital loss carryforward of approximately $19,889,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, and $734,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:
On March 10, 1998, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.075007 per share, payable on March 31, 1998 to shareholders of record as of March 23, 1998.




Senior High Income Portfolio, Inc.
February 28, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 1998, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period April 30, 1993 (commencement of operations) to February 28, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1998 by correspondence with the custodian, brokers and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 1998, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 14, 1998
</AUDIT-REPORT>




OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
R. Douglas Henderson, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary


Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol
ARK